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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              HAHT Commerce, Inc.
                              -------------------
            (Exact name of registrant as specified in its charter)

              Delaware                                                                56-1929876
              --------                                                                ----------
(State of incorporation or organization)                             (I.R.S. Employer Identification Number)

   4000 Newton Road, Raleigh, North Carolina                             27615
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   (Address of principal executive offices)                           (Zip code)

If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [_]

If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [_]

If this form relates to the registration of a class of securities pursuant to section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-49512

Securities to be registered pursuant to Section 12(b) of the Act:

                                             Name of each exchange
     Title of each class                     on which each class is
     to be so registered                        to be registered
     -------------------                        ----------------

           None                                       None

Securities to be registered pursuant to Section 12(g) of the Act:

   Common Stock, $0.001 par value
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         (Title of class)


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Item 1. Description of Registrant Securities to be Registered.

        Incorporated by reference to the section entitled "Description of Capital Stock" in the Preliminary Prospectus contained in Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 8, 2000 (the "Form S-1").

Item 2. Exhibits.

        The following exhibits are filed as part of this registration statement:

        *1. Certificate of Incorporation of Registrant as currently in effect.

       **2. Form of Amended and Restated Certificate of Incorporation of Registrant to be in effect immediately upon the closing of the offering.

      ***3. Bylaws of Registrant.

     ****4. Form of common stock certificate.

     * Incorporated by reference to Exhibit 3.1 to the Form S-1. ** Incorporated by reference to Exhibit 3.2 to the Form S-1. *** Incorporated by reference to Exhibit 3.3 to the Form S-1. **** Incorporated by reference to Exhibit 4.2 to the Form S-1.

                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.




                                        HAHT Commerce, Inc.



Date: November 8, 2000                  /s/ J. Nick Riehle
                                        ---------------------------
                                        J. Nick Riehle,
                                        Chief Financial Officer